                            Change In Terms Agreement

Borrower:  Gulfwest  Energy,  Inc.  480 N. Sam  Houston  Parkway  E.,  Suite 300
Houston, IX 77060 (TIN:  87-0444770)  lender:  Southwest Bank of Texas N.A. Bell
Tower  P.O.  Box  27459 5 Post  Oak  Park/4400  Post  Oak  Parkway  Houston,  TX
77227.7459 (713) 235-8800 Principal Amount:  $1,000,000.00  Initial Rate: 5.500%
Date of Agreement: April 29, 2003 DESCRIPTION OF EXISTING INDEBTEDNESS. Original
Promissory Note (the "Note") dated April 30, 2002 in the original  principal sum of $1,000,000.00 executed by Borrower,  payable to Southwest Bank of Texas N.A., as modified as applicable.  .. DESCRIPTION OF CHANGE IN TERMS. The Note is being modified in accordance with the terms and provisions  stated  herein.PROMISE  TO
PAY. Gulfwest Energy, Inc.  (“Borrower”)  promises to pay to Southwest
Bank of Texas N.A. (“lender”), or order, in lawful money of the United
States of America,  the  principal  amount of One Million &  00/100  Dollars
($1,000,000.00) or so much as may be outstanding,  together with interest on the unpaid  outstanding  principal  balance  of  each  advance.  Interest  shall  be calculated  from the date of each  advance  until  repayment  of each advance or maturity,  whichever  occurs  firs’t.  The interest  rate will not increase above 8.000%.PAYMENT.  Borrower will pay this loan on demand. Payment in full is due immediately  upon lender's demand.  If no demand is made,  Borrower will pay this loan in one payment of all  outstanding  principal  plus all accrued unpaid interest on July 28,  2003.  In  addition,  Borrower  will pay  regular  monthly payments of all accrued unpaid  interest due as of each payment date,  beginning
May 28, 2003, with all subsequent interest payments to be due on the same day of each month  after  that.  Interest  on this  Agreement  is computed on a 365/360 simple  interest  basis;  that is, by applying the ratio of the annual  interest rate over a year 01: 360 days,  multiplied by the outstanding principal balance, multiplied by the actual number of days the  principal  balance is  outstanding, unless such calculation  would result in a usurious rate, in which case interest shall be  calculated  on a per diem  basis of a year of 365 or 366 days,  as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may  designate  in  wri1:ing.  I~otwithstanding  any other provision of this Agreement,  lender will not charge interest on any undisbursed loan proceeds.  No scheduled payment,  whether of principal or interest or both, will be due unless  sufficient  loan funds have been  disbursed by the scheduled payment date to justify the payment.  VARIABLE  INTEREST RATE. The interest rate on this  Agreement is subject to change from time to time based on changes in an
index   which  is  the   Southwest   Bank  of  Texas   N.A.   prime   rate  (the
“Index”).  Southwest  Bank of Texas N.A. prime rate of interest is the rate of  interest  established  by the Bank from time to time as its prime rate.
The rate is set by the Bank as a general reference rate of interest, taking into account such factors as the Bank may deem appropriate,  it being understood that many of the Bank’s  consumer and other loans are priced in retation to such rate, that it is not  necessarily  the lowest or best rate actually  charged any customer and that the Bank may make various  consumer or other loans at rates of interest  having no  relationship  to such rate.  lender will tell  Borrower the current Index rate upon  Borrower’s  request. The interest rate change will not occur more often than each day.  Borrower  understands  that lender may make loans based on other rates as well. The Index currently is 4.250% per annum. The interest rate to be applied prior to maturity to the unpaid principal balance of the Note will be at a rate equal to the Index,  adjusted  if  necessary  for any minimum and maximum rate limitations  described  below,  resulting in an initial rate of 5.500% per annum.  Notwithstanding the foregoing.. the variable interest rate or rates provided for in the Note will be subject to the following  minimum and maximum rates.  NOTICE: Under no circumstances will the interest rate on the
Note be less than  5.500%  per annum or more than the lesser of 8.000% per annum or the maximum rate allowed by applicable  law. For purposes of this  Agreement, the “maximum rate allowed by applicable law”  means the greater of (A)
the maximum rate of interest  permitted under federal or other law applicable to
the  indebtedness   evidenced  by  this  Agreement,   or  (B)  the  “Weekly
Ceiling”  as  referred  to in  Sections  303.002  and  303.003 of the Texas
Finance Code.  PREPAYMENT.  Borrower may pay without penalty all or a portion of the amount  owed  earlier  than it is due.  Any partial  payment  shall be in an amount equal to one or more full installments.  Prepayment in full shall consist of payment of the remaining unpaid  principal  balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is  responsible  under  this  Agreement  or  any  other  agreement  with  lender pertaining  to this loan,  and in no event will Borrower ever be required to pay any unearned  interest.  Early payments will not,  unless agreed to by lender In writing,  relieve Borrower of Borrower's obligation to continue to make payments of accrued  unpaid  interest.  Rather,  early payments will reduce the principal balance due.  Borrower agrees not to send lender payments marked "paid in full",
"without  recourse",  or similar  language.  If  Borrower  sends such a payment, lender may accept it without losing any of lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full"
of the amount owed or that is tendered with other  conditions or  limitations or as full  satisfaction  of a  disputed  amount  must be mailed or  delivered  to:
Southwest  Bank of Texas N.A.,  Bell Tower,  P,O. Box 27459,5 Post Oak Park/4400
Post Oak Parkway, Houston,  TX77227-7459.  INTEREST AFTER DEFAULT. Upon default, including  failure  to pay upon  final  maturity,  the total sum due under  this
Agreement  will bear interest from the date of  acceleration  or maturity at the variable interest rate on this Agreement.  The interest rate will not exceed the maximum rate  permitted by  applicable  law. t DEFAULT..  Each of the  following shall  constitute an Event of Default under this Agreement:  I Payment  Default.
Borrower  fails to make any  payment  when due  under  the  Indebtedness.  Other
Defaults.  Borrower  fails  to  comply  with  or  to  perform  any  other  term, obligation,  covenant or condition contained in this Agreement or in any of the-
Related Documents or to comply with or to perform any term, obligation, covenant or  condition  contained in any other  agreement  between  lender and  Borrower.
Default in Favor of Third Parties.  Borrower defaults under any loan,  extension of  credit,  security  agreement,  purchase  or sales  agreement,  or any  other agreement,  in favor of any other creditor or person that may materially  affect
any  of  Borrower’s   property  or   Borrower’s   ability  to  perform
Borrower’s   obligations  under  this  Agreement  or  any  of  the  Related
Documents.False  Statements.  Any warranty,  representation or statement made or furnished  to  lender  by  Borrower  or on  Borrower’s  behalf  under  this
Agreement  or the  Related  Documents  is false or  misleading  in any  material respect,  either  now or at the  time  made or  furnished  or  becomes  false or misleading at any time thereafter. Insolvency. The dissolution or termination of
Borrower's  existence as a going  business,  the  insolvency  of  Borrower,  the appointment  of a  receiver  for  any  part  of  Borrower’s  property,  qny assignment for the benefit of creditors,  any type of creditor  workout,  or the commencement  of any proceeding  under any  bankruptcy or insolvency  laws by or against Borrower.to cure the default and ~hereafter  continues and completes all reasonable  and  necessary  steps  sufficient  to produce  compliance as soon as reasonably practical.lENDERS RIGHTS. Upon default, lender may declare the entire indebtedness,  including the unpaid  principal  balance on this  Agreement,  all accrued unpaid  interest,  and all other  amounts,  costs and expenses for which
Borrower is responsible  under this Agreement or any other agreement with lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.  ATTORNEYS FEES; EXPENSES.  lender may hire an attorney to help collect  this  ,l\greement  if  Borrower  does not pay,  and  Borrower  will pay lender’s reasonable attorneys’ fees, Borrower also will pay lender all other amounts  lender  actually  incurs as court costs,  lawful fees for filing,
recording,   releasing  to  any  public  office  any  instrument  securing  this
Agreement;  the reasonable  cost actually  expended for  repossessing,  storing, preparing for sale,  and selling any security;  and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Agreement,  or premiums or identifiable charges received in connection with the sale of authorized insurance.  JURY WAIVER. lender and Borrower hereby waive the right to any jury trial in any action,  proceeding,  or counterclaim brought by either lender or Borrower  against the other.  GOVERNING  lAW. This Agreement will be governed by,  construed and enforced in accordance  with federal law and the laws of the State of Texas.  This  Agreement  has been accepted by lender in the  State  of  Texas.  CHOICE  OF  VENUE.  If there  is a  lawsuit,  and if the transaction  evidenced by this  Agreement  occurred in Harris  County,  Borrower agrees  upon  lender's  request to submit to the  jurisdiction  of the courts of
Harris  County,  State of Texas.  RIGHT OF SETOFF.  To the extent  permitted  by applicable  law,  Lender  reserves  a right  of  setoff  in all  Borrower’s accounts with Lender (whether checking,  savings,  or some other account).  This includes all accounts  Borrower holds jointly with someone else and all accounts
Borrower may open in the future. However, this does not include any IRA or Keogh accounts,  or any trust  accounts for which setoff would be  prohibited  by law.
Borrower autnorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such  accounts.LINE  OF
CREDIT. This Agreement evidences a revolving line of credit. Advances under this
Agreement may be requested  orally by Borrower or as provided in this paragraph.
Lender  may,  but need not,  require  that all oral  requests  be  confirmed  in writing.  All  communications,  instructions,  or  directions  by  telephone  or otherwise to Lender are to be directed to Lender’s  office shown above. The following  person  currently is  authorized  to request  advances and  authorize payments  under the line of credit  until  Lender  receives  from  Borrower,  at
Lender’s  address shown above,  written  notice of revocation of his or her authority: Thomas R. Kaetzer, President of Gulfwest Energy, Inc. Borrower agrees to be  liable  for  all  sums  either:  (A)  advanced  in  accordance  with  the instructions of an authorized  person or (B) credited to any of  Borrower’s accounts with Lender.  The unpaid  principal  balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by  Lender’s internal  records,  including  daily  computer  print-outs.  Lender will have no obligation  to advance  funds  under this  Agreement  if:  (A)  Borrower  or any guarantor is in default under the terms of this J~greement or any agreement that
Borrower or any  guarantor  has with Lender,  including  any  agreement  made in connection  with the signing of this  Agreement;  (B) Borrower or any  guarantor ceases  doing  business or is  insolvent;  (C) any  guarantor  seeks,  claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this  Agreement  or any other loan with Lender;  (D) Borrower has applied  funds provided  pursuant to this Agreement for purposes other than those authorized by
Lender;  or (E) Lender in good faith believes  itself  insecure.  This revolving line of credit  shall not be  subject  to Ch.  346 of the  Texas  Finance  Code.
ARBITRATION.   Borrower  and  Lender  agree  that  all   disputes,   claims  and
contro"ersies  between  them  whether  individual,  joint,  or class in  nature, arising from this Agreement or otherwise,  including without limitation contract and tort  disputes,  shall be  arbitrated  pursuant to the Rules of the American
Arbitration  Association in effect at the time the claim is filed,  upon request of either party. No act to take or dispose of any Collateral  shall constitute a waiver of this  arbitration  Ilgreernent  or be prohibited  by this  arbitration agreement. This includes,  without limitation,  obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage;  obtaining  a writ of  attachment  or  imposition  of a  receiver;  or exercising  any  rights  relating  to  personal  property,  including  taking or disposing of such property with or without  judicial process pursuant to Article
9 of the  Uniform  Commercial  Code.  Any  disputes,  claims,  or  controversies concerning  the  lawfulness  or  reasonableness  of any act,  or exercise of any right,  concerning any Collateral,  including any claim to rescind,  reform,  or otherwise  modify  any  agreement  relating  to the  Collateral,  shall  also be arbitrated,  provided  however  that no  arbitrator  shall have the right or the power to  enjoin  or  restrain  any act of any  party.  Judgment  upon any award rendered  by any  arbitrator  may be entered in any court  having  jurisdiction.
Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent  jurisdiction.  The statute of limitations,  estoppel, waiver,  laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the  commencement of an arbitration  proceeding shall be deemed the commencement of an action for these purposes.  The Federal Arbitration Act shall apply to the cons1:ruction,  interpretation,  and enforcement of this arbitration  provision.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original  obligation or obligations,  including all agreements  evidenced or securing  the  obligation(s),  remain  unchanged  and in full force and  effect.
Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the  obligation(s)  as changed,  nor obligate  Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s),  including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this
Agreement.  If any person who signed the original  obligation does not sign this
Agreement below,  then all persons signing below acknowledge that this Agreement is  given  conditionally,  based  on  the  representation  to  Lender  that  the non-signing  party  consents to the changes and  provisions of this Agreement or otherwise  will not be  released  by it.  This  waiver  applies  not only to any initial  extension,  modification  or release,  but also to all such  subsequent
actions.FACSIMILE  PROVISIONS.  All parties agree that any  execute,j  facsimile
(faxed) copy of this document shall be deemed to be of the same force and effect as the original,  manually executed documents.  NOTICE OF FINAL AGREEMENT.  THIS
DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN
AGREEMENT WHICH  REPRESENTS THE FINAL AGREEMENT  BETWEEN THE PARTIES AND MAY NOT
BE  CONTRADICTED  BY  EVIDENCE OF PRIOR,  CONTEMPORANEOUS,  OR  SUBSEQUENT  ORAL
AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS  BETWEEN THE
PARTIES  RELATING TO THIS LOAN.  DOCUMENT  IMAGING.  Borrower  (or  Guarantor or
Grantor,  as  applicable)  understarlds  and agrees that (i)  Lender's  (Bank's)
document  retention  policy  involves the imaging of executed loan documents and the  destruction  of the paper  originals,  and (ii)  Borrower (or  Guarantor or
Grantor,  as I  applicable)  waives any right that it may have to claim that the imaged copies of the loan  documents are not originals.  ELECTRONIC  DELIVERY OF
DOCUMENTS.  (a) The  provisions of this Section shall be applicable in the event that  Borrower  d~livers any (i)  financial  statements of eorrower or any other
Person  (“Financial  Statements”),   (ii)  no  default  or  compliance
certificates  (“No  Default  Certificates”)  or (iii)  borrowing  base certificates  (“Borrowing Base  Certificatf)$",  and together with the
Financial  Statements,  the No Default  Certificates  and any other documents or information regarding Borrower or any other Person delivered to Bank pursuant to
this  Agreement,   collectively,   the  “Financial   Information”)  in
electronic  form  (by  “email”).  affect  the  rest of the  Agreement.
Borrower does not agree or intend to pay, and lender does not agree or intend to contract for, charge,  collect,  take, reserve or receive (collectively referred to  herein as  “charge  or  collect”),  any  amount  in the  nature of interest  or in the  nature of a fee for this  loan,  which  would in any way or event (including demand,  prepayment, 9r acceleration) cause lender to charge or collect more for this loan than the maximum  lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable).  Any such excess  interest or unauthorized  fee shall,  instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower.  The right to accelerate  maturity of sums due under this Agreement does not include the right to accelerate any interest  which has not otherwise  accrued on the date of such acceleration,  and  lender  does not intend to charge or  collect  any  unearned interest  in the  event of  acceleration.  All sums paid or agreed to be paid to lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan  evidenced by this Agreement  until payment in full so that the rate or amount of interest on account of the loan  evidenced hereby does not exceed the applicable  usury ceiling.  lender may delay or forgo enforcing  any of its rights or remedies  under this  Agreement  without  losing them.  Borrower  and any other  person who signs,  guarantees  or endorses  this
Agreement, to the extent allowed by law, waive presentment,  demand for payment, notice  of  dishonor,  notice  of  intent to  accelerate  the  maturity  of this
Agreement,  and notice of acceleration  of the maturity of this Agreement.  Upon any change in the terms of this Agreement, and unless otherwise expressly stated
in  writing,  no party who signs this  Agreement,  whether as maker,  guarantor, accommodation  maker or endorser,  shall be released  from  liability.  All such parties agree that lender may renew or extend  (repeatedly ~nd for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect  lender’s  security  in~erest in the  collateral without the  consent of or notice to anyone.  All such  parties  also agree that lender may modify this loan  without  the  con$ent of or notice to anyone  other than the party with whom the  modification is made. The  obligations  under this
Agreement are joint and several. PRIOR TO SIGNING THIS AGREEMENT,  BORROWER READ
AND  UNDERSTOOD  All THE  PROVISIONS OF THIS  AGREEMENT,  INCLUDING THE VARIABLE
INTEREST   RATE   PROVISIONS.   BORROWER   AGRI,ES   TO   THE   TERMS   OF   THE
AGREEMENT.References  in the shaded area are for  Lender’s  use only and do not limit the  appli(:ability  of this document to any particular  loan or item.
has been omitted du~ to text length limitations. Borrower: Gulfwest Energy, Inc.
(TIN:  87-0444770)  Lender:  Southwest  Bank of Texas  N.A.  480 N. Sam  Houston
Parkway E.. Suite 300 Bell Tower  Houston,  TX 77060 P.o. Box 27459 i 5 Post Oak
Park/4400  Post Oak Parkway  Houston,  TX 77227-7459  (713) 235-8800 THE WRITTEN
LOAN AGREEMENT  REPRE~iENTS THE FINAL AGREEMENT  BETWEEN THE PARTIES AND MAY NOT
BE  CONTRADICTED  BY  EVIDENCE OF PRIOR.  CONTEMPORANEOUS.  OR  SUBSEQUENT  ORAL
AGREEMENTS OF THE PARTIES.  THERE: ARE NO UNWRITTEN ORAL AGREEMENTS  BETWEEN THE
PARTIES.  As used  in this  Notice,  the  following  terms  have  the  following
meanings:   Loan.  The  term  "Loan"  means  the  following  described  loan:  a non-precomputed  Variable Rate Nondisclosable Revolving Line of Credit Loan to a
Corporation  for  $1,000,000.00  due  on  July  28,  2003.  The  reference  rate
(Southwest Bank of Texas N.A. prime rate, with an interest rate floor of 5.500%, and with an interest rate ceiling of 8.000%, currently 4.250%),  resulting in an initial rate of 5.500.  This is an unsecured renewal  loan.Loan  Agreement.  The term “Loan  Agreement”  means one or more promises,  promissory notes,
agreements,   undertakings,   security  agreements,  deeds  of  trust  or  other
documents,  or  commitments,  or any  combination of those actions or documents, relating to the Loan, including without limitation the following: LOAN DOCUMENTS
Business Loan Agreement  Change In Terms  Agreement TX Commercial  Guaranty:  J.
Virgil  Waggoner  TX  Commercial  Guaranty:  Marshall  A.  Smith  TX  Commercial
Guaranty:  Thomas R. Kaetzer  Disbursement  Request and Authorization  Notice of
Final Agreement  Parties.  The term "Parties" means Southwest Bank of Texas N.A.
and any and all entities or  individuals  who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:  Borrower:  Gulfwest  Energy,  Inc.  Guarantor 1: J. Virgil  Waggoner
Guarantor 2:  Marshall A. Smith  Guarantor 3: Thomas R. Kaetzer  This Notice of
Final  Agreement  is given by Southwest  Bank of Texas N.A.  pursuant to Section
26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than Southwest Barlk of Texas N.A.,  acknowledges,  represents,  and warrants to
Southwest  Bank of Texas N.A. that it has  received,  read and  understood  this
Notice of Final  Agreement.  This Notice is dated April 29,  2003.  BORROWER:  G
LENDER: